UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 26, 2025

Date of Report (date of earliest event reported)

SHIFT4 PAYMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39313	84-3676340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3501 Corporate Pkwy

Center Valley, PA 18034

(Address of principal executive offices) (Zip Code)

(888) 276-2108

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	FOUR	The New York Stock Exchange
6.00% Series A Mandatory Convertible Preferred Stock, par value $0.0001 per share	FOUR.PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 26, 2025, Shift4 Payments, LLC (“Shift4 LLC”), a wholly owned subsidiary of Shift4 Payments, Inc. (the “Company”), entered into Amendment No. 1 to Settlement Line Credit Agreement (the “Amendment”) with Citizens Bank, N.A. (“Citizens”). The Amendment amends that certain Settlement Line Credit Agreement, dated as of September 30, 2024 (as previously disclosed in the Company’s Current Report on Form 8-K filed on October 4, 2024) (the “Settlement Line Agreement”), by and between Shift4 LLC, as borrower, and Citizens, as lender, providing for a settlement line of credit (the “Settlement Line”) with an original aggregate available amount of up to $100.0 million. The Amendment became effective on September 29, 2025 (the “Effective Date”) upon satisfaction of customary conditions precedent.

The Amendment, among other things, amends the Settlement Line Agreement as of the Effective Date, including without limitation to (i) extend the scheduled maturity date of the Settlement Line to September 28, 2026, subject to further extensions under certain circumstances as described therein, (ii) increase the aggregate amount available under the Settlement Line by $25.0 million, to an aggregate available amount of up to $125.0 million, and (iii) to amend certain other terms and provisions of the Settlement Line Agreement, in each case as set forth therein.

Except as amended by the Amendment, the material terms of the Settlement Line Agreement, including the guarantee and collateral provisions, remain in effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8 K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Amendment No. 1 to Settlement Line Credit Agreement, dated as of September 26, 2025, by and between Shift4 Payments, LLC, as the borrower, and Citizens Bank N.A., as the lender

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules (and/or similar attachments) to this exhibit have been omitted pursuant to Regulation S-K, Item 601(a)(5). The Company undertakes to furnish supplemental copies of any of the omitted schedules or similar attachments upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2025

SHIFT4 PAYMENTS, INC.

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Chief Legal Officer and Secretary